Exhibit 15

ING VARIABLE ANNUITIES

                         POWER OF ATTORNEY

    Know all persons by these presents, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company ("Golden American"), constitute and appoint Myles R. Tashman, and Marilyn Talman, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following Golden American registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

 * Post-Effective Amendment No. 4 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28769; 811-5626)
 * Amendment No. 6 to Golden American's Registration Statement on Form S-1 (No. 333-28765)
 * Post-Effective Amendment No. 13 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 33-59261; 811-5626)
 * Amendment No. 4 to Golden American's Registration Statement on Form S-1 (No. 333-51353)
 * Post-Effective Amendment No. 7 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28755; 811-5626)
 * Amendment No. 2 to Golden American's Registration    Statement on Form S-1
     (No. 333-76945)

SIGNATURE                TITLE                         DATE
---------                -----                         ----

/s/Barnett Chernow     Director and President          November 16, 1999
---------------------
Barnett Chernow


/s/Myles R. Tashman    Director, Executive Vice        November 16, 1999
---------------------     President, General Counsel
Myles R. Tashman          and Secretary


/s/R. Brock Armstrong    Director                      November 22, 1999
---------------------
R. Brock Armstrong

/s/Michael W. Cunningham Director                      November 22, 1999
---------------------
Michael W. Cunningham


/s/Linda B. Emory      Director                        November 22, 1999
---------------------
Linda B. Emory


/s/Randy Lowery          Director                      November 22, 1999
---------------------
Phillip R. Lowery

/s/E. Robert Koster    Senior Vice President and       November 16, 1999
---------------------     Chief Financial Officer
E. Robert Koster